Exhibit 99.1

NEWS RELEASE
WESCO International, Inc. / Suite 700, 225 West Station Square Drive / Pittsburgh, PA 15219

WESCO International Announces Commencement of Private Offering of
Senior Notes Due 2025 and Senior Notes Due 2028

PITTSBURGH, May 26, 2020 /PRNewswire/ -- WESCO International, Inc. (NYSE: WCC) (“WESCO”), a leading provider of electrical, industrial, and communications MRO and OEM products, construction materials, and advanced supply chain management and logistics services, today announced that its wholly owned subsidiary, WESCO Distribution, Inc. (“WESCO Distribution”), intends to offer (the “Offering”) to eligible purchasers, subject to market and other conditions, $1,825 million aggregate principal amount of senior notes due 2025 (the “5-Year Notes”) and $1,000 million aggregate principal amount of senior notes due 2028 (the “8-Year Notes” and, together with the 5-Year Notes, the “Notes” and, each, a “series”).

WESCO intends to use the net proceeds from this offering, together with borrowings under its new and existing credit facilities and existing cash on hand, to finance the previously announced merger (the “Merger”) of WESCO and Anixter International Inc. (“Anixter”) and the other transactions contemplated by the Agreement and Plan of Merger, dated as of January 10, 2020 (the “Merger Agreement”), by and among WESCO, Anixter and Warrior Merger Sub, Inc., including (i) paying the cash portion of the Merger consideration to stockholders of Anixter, (ii) refinancing certain existing indebtedness of Anixter contemplated by the Merger Agreement, including financing the satisfaction and discharge, defeasance, redemption or other repayment in full of Anixter Inc.’s 5.125% Senior Notes due 2021, financing payments in connection with the consent solicitations and tender offers in respect of Anixter Inc.’s 5.50% Senior Notes due 2023 and Anixter Inc.’s 6.00% Senior Notes due 2025, (iii) refinancing other indebtedness of WESCO, and (iv) paying the fees, costs and expenses in connection with the foregoing.

Each series of Notes will be unsecured, unsubordinated debt obligations of WESCO Distribution, and will rank equally with WESCO Distribution’s other existing and future unsecured, unsubordinated obligations. Initially, each series of Notes will be guaranteed on an unsecured, unsubordinated basis by WESCO (the “Parent Guarantee”). Promptly following the consummation of the Merger, each series of Notes will be guaranteed on an unsecured, unsubordinated basis by Anixter Inc., which will be a wholly owned subsidiary of WESCO Distribution (the “Subsidiary Guarantee” and, together with the Parent Guarantee, the “Guarantees”).

The Notes of each series and related Guarantees will be offered only to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in transactions outside the United States under Regulation S of the Securities Act. The Notes of each series have not been, and will not be, registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release does not and will not constitute an offer to sell, or the solicitation of an offer to buy, the Notes or any other securities, nor will there be any sale of the Notes or other securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.  Any offer will be made only by means of a private offering memorandum.

Forward-Looking Statements

All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These forward-looking statements are identified by words such as anticipate, plan, believe, estimate, intend, expect, project, will and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of WESCO's management as well as assumptions made by, and information currently available to, WESCO's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of WESCO's and WESCO's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Certain of these risks are set forth in WESCO's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, WESCO’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, as well as WESCO's other reports filed with the U.S. Securities and Exchange Commission (the "SEC").

These risks, uncertainties and assumptions also include impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID- 19 since December 2019, which may have a material adverse effect on WESCO,  Anixter and/or the combined company’s business, results of operations and financial condition, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Merger that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of WESCO's common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of WESCO or Anixter to retain customers and retain and hire key personnel and maintain relationships with their suppliers, customers and other business relationships and on their operating results and businesses generally, the risk that the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits, the risk that leverage of the combined company may be higher than anticipated and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond WESCO's control.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the Merger, on each of March 4, 2020 and March 9, 2020, WESCO filed with the SEC an amendment to the registration statement originally filed on February 7, 2020, which includes a prospectus of WESCO and a proxy statement of Anixter, and each party will file other documents regarding the proposed transaction with the SEC. The registration statement was declared effective by the SEC on March 11, 2020 and the proxy statement/prospectus has been mailed to Anixter’s stockholders. INVESTORS AND SECURITY HOLDERS OF WESCO AND ANIXTER ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WESCO, ANIXTER AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and other documents filed with the SEC by WESCO or Anixter through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by WESCO will be available free of charge on WESCO's website at http://wesco.investorroom.com/sec-filings and copies of the documents filed with the SEC by Anixter will be available free of charge on Anixter's website at http://investors.anixter.com/financials/sec-filings.

WESCO Contact

Will Ruthrauff
Director, Investor Relations and Corporate Communications
WESCO International, Inc.
investorrelations@wescodist.com
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